Supplement to the
Fidelity® Series All-Sector Equity Fund
April 1, 2022
Prospectus

Effective August 1, 2022, the following information supplements information found in the ”Fund Summary” section under the ”Portfolio Manager(s)” heading.

Christopher Lee (co-manager) has managed the fund since August 2022.

It is expected that Mr. Stansky will retire effective on or about December 31, 2022. At that time, Mr. Lee will assume co-manager responsibilities for Mr. Stansky's portion of the fund.

The following information supplements information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

It is expected that Mr. Simes will retire effective on or about December 31, 2022. At that time, he will no longer serve as a co-manager for the fund.

Effective August 1, 2022, the following information supplements the biographical information found in the “Fund Management” section under the "Portfolio Manager(s)" heading.

Christopher Lee is co-manager of the fund, which he has managed since August 2022. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a managing director of research, sector leader, research analyst, and portfolio manager.

It is expected that Mr. Stansky will retire effective on or about December 31, 2022. At that time, Mr. Lee will assume co-manager responsibilities for Mr. Stansky's portion of the fund.

The following information supplements the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

It is expected that Mr. Simes will retire effective on or about December 31, 2022. At that time, he will no longer serve as a co-manager for the fund.

DLF-22-04 1.882075.122	July 20, 2022